Exhibit 99.5

Dear SeraCare Employees,

Today I am pleased to announce that we have agreed to a proposed acquisition of our company by Linden Capital Partners, a Chicago-based private equity firm that focuses on leveraged buyout investments in the healthcare and life science industries, at a price of $4.00 per share. A press announcement is being released concurrently with this email, and I have attached it as a reference. Our board has voted unanimously in favor of this agreement, and the transaction is subject to shareholder approval. SeraCare expects to hold a special shareholder meeting after preparing and filing proxy materials with the SEC, and, upon approval, to close the transaction during the first half of calendar 2012.

As you are aware, last year SeraCare began exploring strategic alternatives for the company, and we feel strongly that the hard work undertaken by our employees to continue building our business has positioned us strongly during this process. The impressive Q1 2012 results were reported on Friday and are evidence of your hard work. I personally want to thank each of you for your contributions to our efforts over the past year and your continued commitment to providing the highest quality products and services to SeraCare customers. Linden recognizes the progress we as a company are making, and we believe they have a passion for SeraCare’s business and a strong interest in driving innovation. Our board believes that Linden represents a natural strategic fit for our employees and customers and brings a proven record of operating successful companies in our sector.

Subject to the approval of our shareholders and regulators, we expect that the transaction will close in the second quarter of calendar year 2012, and until then, SeraCare will continue operating as is—meaning it is “business as usual.” We are in the process of working with Linden to finalize the transition plan and the management team and I will update you as details come together. We realize that you as employees are likely wondering if and how the acquisition will affect you and it will be our priority to provide further clarity for everyone as soon as is feasible.

In the meantime, all employees are invited to join me for a company-wide employee meeting today at 10:00 am EST. Our Maryland and off-site sales employees are invited to call in using dial in details below. Milford employees are invited to attend in the lunchroom. I will make an onsite visit to Maryland in the next few days. If you are not able to join this morning’s call, please feel free to stop by and visit me or call me.

Call in instructions: x-xxx-xxx-xxxx Participant Code: xxxxxx

For those of you working directly with our customers and vendors, letters sent via email will be going out to them shortly informing them of today’s announcement and you will receive copies of these. In the meantime, if you receive questions from a customer or vendor and are unsure how to respond, please be sure to bring the situation to the attention of xxxxx xxxxx, who will coordinate communications and responses. As mentioned above, it is business as usual with SeraCare. We will obviously communicate any planned changes over the coming months as the transition plan is finalized with Linden.

In closing, I would like to reiterate my appreciation for your ongoing dedication to SeraCare and for your contribution to the momentum our business has gained over the past year. I am proud to be working with all of you and to announce this deal today.

Sincerely,

Gregory Gould

Interim President and Chief Executive Officer and Chief Financial Officer

Cautionary Statement Regarding Forward-Looking Statements

We caution you that this document may contain disclosures that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about SeraCare Life Sciences, Inc. ("SeraCare" or the "Company") and the proposed merger. Forward-looking statements include statements in which we use words such as "expect," "believe," "anticipate," "intend," or similar expressions. These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties. Factors that could cause events not to occur as expressed in the forward-looking statements in this document include, but are not limited to, unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted with respect to the proposed merger; and the inability to complete the merger due to the failure to obtain shareholder approval for the merger or the failure to satisfy other closing conditions, including the receipt of required regulatory approvals, as well as other risk factors detailed in the Company’s Annual Report on Form 10-K filed with the SEC on November 21, 2011, as amended, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” and otherwise in the Company’s reports and filings with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. SeraCare assumes no obligation to update, revise or correct any forward-looking statements after the date of this communication or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed acquisition of SeraCare by an affiliate of Linden Capital Partners. In connection with the proposed merger, SeraCare intends to file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission, or the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF SERACARE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The proxy statement and other relevant materials (when they become available), and any and all documents filed or furnished by SeraCare with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders of SeraCare may obtain free copies of the documents filed or furnished by SeraCare with or to the SEC by directing a written request to SeraCare Life Sciences, Inc., 37 Birch Street, Milford, MA 01757, Attention: Corporate Secretary.

Participants in the Solicitation

SeraCare and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of SeraCare with respect to the special meeting of shareholders that will be held to consider the proposed merger. Information about those executive officers and directors of SeraCare and their ownership of SeraCare common stock is set forth in Amendment No. 1 to SeraCare’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, which was filed with the SEC on January 30, 2012, and is supplemented by other public filings made, and to be made, with the SEC by SeraCare. Information regarding the direct and indirect interests of SeraCare, its executive officers and directors and other participants in the solicitation, which may, in some cases, be different from those of SeraCare security holders generally, will be set forth in the proxy statement relating to the merger when it becomes available.